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                                                                      Exhibit 21

                           SUBSIDIARIES OF THE COMPANY

         Certain active subsidiaries of the Company and their subsidiaries as of December 31, 2001, are listed below. The names of certain subsidiaries, which considered in the aggregate would not constitute a significant subsidiary, have been omitted.

                                                                                           State or
                                                                                         Country of
Name                                                                                    Organization
----                                                                                    ------------
152999 Canada Inc. ...................................................................    Canada
20th Century Denmark Limited .........................................................    Liberia
A/S Maarud ...........................................................................    Norway
AB Estrella ..........................................................................    Sweden
AB Kraft Foods Lietuva ...............................................................    Lithuania
AGF SP, Inc. .........................................................................    Japan
Airco IHC, Inc. ......................................................................    Delaware
Ajinomoto General Foods, Inc. ........................................................    Japan
Aktieselskabet FMD af 11. juni 1920 ..................................................    Denmark
Balance Bar Company ..................................................................    Delaware
Beech-Nut Life Savers (Panama) S.A....................................................    Panama
Beijing Nabisco Food Company Ltd. ....................................................    China
Boca Foods Company ...................................................................    Delaware
Burlington Foods, Inc. ...............................................................    Delaware
Cafe GRAND'MERE S.A. .................................................................    France
Callard & Bowser-Suchard, Inc. .......................................................    Delaware
Canale S.A. ..........................................................................    Argentina
Capri Sun, Inc. ......................................................................    Delaware
Churny Company, Inc. .................................................................    Delaware
Compania Venezolana de Conservas C.A. ................................................    Venezuela
Cote d'Or Italia S.r.l. ..............................................................    Italy
Corporativo Kraft SRL ................................................................    Mexico
Covenco Holding C.A. .................................................................    Venezuela
Dely, S.A. ...........................................................................    Guatemala
Distribuidora Pan Americana, S.A. ....................................................    Panama
Dong Suh Foods Corporation ...........................................................    Korea
Dong Suh Oil & Fats Co., Ltd. ........................................................    Korea
El Gallito Industrial, S.A. ..........................................................    Costa Rica
Establecimiento Modelo Terrabusi S.A. ................................................    Argentina
Estrella A/S .........................................................................    Denmark
Fattorie Osella S.p.A. ...............................................................    Italy
Fleischmann International, Inc. ......................................................    Delaware
Fleischmann Nabisco Uruguay S.A. .....................................................    Uruguay
Franklin Baker Company of the Philippines ............................................    Philippines
Freezer Queen Ltd. ...................................................................    Canada
Fulmer Corporation Limited ...........................................................    Bahamas
Gelatinas Ecuatoriana S.A. ...........................................................    Ecuador
General Foods Foreign Sales Corporation ..............................................    Virgin Islands (U.S.)
Gevaliarosteriet AB ..................................................................    Sweden
Grundstucksgemeinschaft Kraft Foods ..................................................    Germany

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
HAG GF AG ............................................................................    Germany
HAG-Coffex ...........................................................................    France
Hervin Holdings, Inc. ................................................................    Delaware
Industria e Comercio de Produtos Alimenticios Cerqueirense Ltda. .....................    Brazil
Industrias Alimenticias Maguary Ltda. ................................................    Brazil
Iracema Industrias de Caju Ltda. .....................................................    Brazil
Jacobs Suchard Alimentos do Brasil Ltda. .............................................    Brazil
Jupiter Produtos Alimenticios Ltda. ..................................................    Brazil
Kraft Foods Slovakia a.s. ............................................................    Slovak Republic
KFI - USLLC I .......................................................................     Delaware
KFI - USLLC II ......................................................................     Delaware
KFI - USLLC IV .......................................................................    Delaware
KFI - USLLC V ........................................................................    Delaware
KFI - USLLC VII ......................................................................    Delaware
KFI - USLLC IX .......................................................................    Delaware
KFI - USLLC XI .......................................................................    Delaware
KFI - USLLC XIII .....................................................................    Delaware
KJS Limited ..........................................................................    Hong Kong
Kraft Canada Inc. ....................................................................    Canada
Kraft Food Ingredients Corp. .........................................................    Delaware
Kraft Foods (Australia) Limited ......................................................    Australia
Kraft Foods (New Zealand) Limited ....................................................    New Zealand
Kraft Foods (Philippines), Inc. ......................................................    Philippines
Kraft Foods (Puerto Rico), Inc. ......................................................    Puerto Rico
Kraft Foods (Singapore) Pte Ltd ......................................................    Singapore
Kraft Foods (Thailand) Limited .......................................................    Thailand
Kraft Foods AS .......................................................................    Norway
Kraft Foods Belgium S.A. .............................................................    Belgium
Kraft Foods Bulgaria AD ..............................................................    Bulgaria
Kraft Foods Central & Eastern Europe Service B.V. ....................................    Netherlands
Kraft Foods CR s.r.o. ................................................................    Czech Republic
Kraft Foods Danmark ApS ..............................................................    Denmark
Kraft Foods Danmark Holding A/S ......................................................    Denmark
Kraft Foods de Mexico S.A. de C.V. ...................................................    Mexico
Kraft Foods Deutschland GmbH & Co. KG ................................................    Germany
Kraft Foods Deutschland Holding GmbH .................................................    Germany
Kraft Foods Egypt LLC ................................................................    Egypt
Kraft Foods Espana, S.A. .............................................................    Spain
Kraft Foods France ...................................................................    France
Kraft Foods Hellas S.A. ..............................................................    Greece
Kraft Foods Holding (Europa) GmbH  ...................................................    Switzerland
Kraft Foods Holdings, Inc. ...........................................................    Delaware
Kraft Foods Hors Domicile.............................................................    France
Kraft Foods Hungaria Kft. ............................................................    Hungary
Kraft Foods Inc. .....................................................................    Virginia
Kraft Foods International, Inc. ......................................................    Delaware
Kraft Foods International Beverages, Inc. ............................................    Delaware
Kraft Foods International Services, Inc. .............................................    Delaware
Kraft Foods Investments Inc. .........................................................    Delaware
Kraft Foods Ireland Limited ..........................................................    Ireland
Kraft Foods Italia S.p.A. ............................................................    Italy
Kraft Foods Laverune .................................................................    France


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
Kraft Foods Limited ..................................................................    Australia
Kraft Foods Limited (Asia) ...........................................................    Hong Kong
Kraft Foods Manufacturing Corporation ................................................    Delaware
Kraft Foods Manufacturing GmbH & Co. KG ..............................................    Germany
Kraft Foods Manufacturing Midwest, Inc. ..............................................    Delaware
Kraft Foods Manufacturing West, Inc. ..................................................   Delaware
Kraft Foods Maroc S.A. ...............................................................    Morocco
Kraft Foods Mexico Holding I BV ......................................................    Netherlands
Kraft Foods Mexico Holdings II BV.....................................................    Netherlands
Kraft Foods Namur S.A. ...............................................................    Belgium
Kraft Foods Nederland B.V. ...........................................................    Netherlands
Kraft Foods Norge AS .................................................................    Norway
Kraft Foods North America, Inc. ......................................................    Delaware
Kraft Foods Oesterreich GmbH..........................................................    Austria
Kraft Foods Polska Sp.z o.o. .........................................................    Poland
Kraft Foods Portugal Produtos Alimentares Lda. .......................................    Portugal
Kraft Foods Produktion GmbH ..........................................................    Germany
Kraft Foods R & D, Inc. ..............................................................    Delaware
Kraft Foods Romania SA ...............................................................    Romania
Kraft Foods Schweiz AG ...............................................................    Switzerland
Kraft Foods Schweiz Holding AG .......................................................    Switzerland
Kraft Foods Strasbourg ...............................................................    France
Kraft Foods Taiwan Limited............................................................    Taiwan
Kraft Foods UK Ltd. ..................................................................    United Kingdom
Closed Joint Stock Company Kraft Foods Ukraine .......................................    Ukraine
Kraft Guangtong Food Company, Limited ................................................    China
Kraft Jacobs Suchard (Australia) Pty. Ltd. ...........................................    Australia
Kraft Jacobs Suchard Service AG (Switzerland) ........................................    Switzerland
Kraft Japan, K.K. ....................................................................    Japan
Kraft Korea Inc. .....................................................................    Korea, Republic of
Kraft Foods Brasil, S.A. .............................................................    Brazil
Kraft Foods Jamaica Limited ..........................................................    Jamaica
Kraft Pizza Company ..................................................................    Delaware
Kraft Foods Argentina S.A. ...........................................................    Argentina
Kraft Foods Uruguay, S.A. ............................................................    Uruguay
Kraft Foods Sverige AB ...............................................................    Sweden
Kraft Tianmei Food (Tianjin) Co., Ltd. ...............................................    China
Kraftsa Kraft Sabanci Gida Pazarlama ve Tic. A.S......................................    Turkey
Krema Limited ........................................................................    Ireland
Landers y Cia, S.A. ..................................................................    Colombia
Leite Gloria do Nordeste S.A. ........................................................    Brazil
Marsa Kraft Jacobs Suchard Sabanci Gida Sanayi ve Ticaret A.S. .......................    Turkey
Mirabell Salzburger Confiserie-und Bisquit GmbH ......................................    German Democratic Rep.
NABEC, S.A. ..........................................................................    Ecuador
Nabisco (China) Limited ..............................................................    China
Nabisco (Thailand) Limited ...........................................................    Thailand
Nabisco Inversiones S.A. .............................................................    Argentina
Nabisco Brands Holdings Denmark Limited ..............................................    Liberia
Nabisco Caribbean Export, Inc. .......................................................    Delaware
Nabisco de Nicaragua, S.A. ...........................................................    Nicaragua
Kraft Foods Dominicana, S.A...........................................................    Dom. Repub.
Nabisco Euro Holdings Ltd. ...........................................................    Cayman Islands


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
Nabisco Food (Suzhou) Co. Ltd. .......................................................    China
Nabisco Group Ltd. ...................................................................    Delaware
Nabisco Holdings II B.V. .............................................................    Netherlands
Nabisco Hong Kong Limited ............................................................    Hong Kong
Nabisco International Limited ........................................................    Nevada
Nabisco International M.E./Africa L.L.C. .............................................    Dubai, U.A.E.
Nabisco International, Inc. ..........................................................    Delaware
Nabisco International, S.A. ..........................................................    Panama
Nabisco Investments, Inc. ............................................................    Delaware
Kraft Foods Peru S.A. ................................................................    Peru
Nabisco Philippines, Inc. ............................................................    Philippines
Nabisco Royal Argentina LLC ..........................................................    Delaware
Nabisco Royal de Honduras, S.A. ......................................................    Honduras
Nabisco Royal del Ecuador, S.A. ......................................................    Ecuador
Nabisco Royal, Inc. ..................................................................    New York
Nabisco South Africa (Proprietary) Limited ...........................................    South Africa
Nabisco Taiwan Corporation ...........................................................    Taiwan
Nabisco Trading AG ...................................................................    Switzerland
Nabisco Venezuela, C.A................................................................    Venezuela
Oy Estrella AB .......................................................................    Finland
Oy Kraft Foods Finland Ab ............................................................    Finland
P.T. Kraft Ultrajaya Indonesia .......................................................    Indonesia
Pavlides S.A. Chocolate Manufacturers ................................................    Greece
Phenix Leasing Corporation ...........................................................    Delaware
Phenix Management Corporation ........................................................    Delaware
Posto Apolo Ltda. ....................................................................    Brazil
Productos Confitados Salvavidas de Guatemala, S.A. ...................................    Guatemala
Productos Kraft SRL ..................................................................    Mexico
Produtos Alimenticios Fleischmann e Royal Ltda. ......................................    Brazil
Produtos Alimenticios Pilar Ltda. ....................................................    Brazil
Produtos Alimenticios Royal S.A. .....................................................    Costa Rica
PT Nabisco Foods .....................................................................    Indonesia
Riespri, S.A. ........................................................................    Spain
Roskill Cartage and Storage Limited ..................................................    New Zealand
San Dionisio Realty Corporation ......................................................    Philippines
SB Leasing Inc. ......................................................................    Delaware
Seven Seas Foods, Inc. ...............................................................    Delaware
Stella D'oro Biscuit Co., Inc. .......................................................    New York
Suchard Limited ......................................................................    United Kingdom
Suchard Schokolade Ges. MbH ..........................................................    Austria
Superior AgResource, Inc. ............................................................    Delaware
Taloca AG ............................................................................    Switzerland
Taloca Ltda. .........................................................................    Brazil
Tevalca Holding C.A. .................................................................    Venezuela
The Fleischmann Corporation ..........................................................    Delaware
The Hervin Company ...................................................................    Oregon
The Kenco Coffee Company Limited .....................................................    United Kingdom
Transapolo-Transportes Rodoviarios Apolo Ltda. .......................................    Brazil
Vict. Th. Engwall & Co., Inc. ........................................................    Delaware
Votesor BV ...........................................................................    Netherlands
West Indies Yeast Company Limited ....................................................    Jamaica
Yili-Nabisco Biscuit & Food Company Limited ..........................................    China


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